UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2007
DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio		43035

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 657-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 19, 2007, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and six month periods ended June 30, 2007. The press release is attached as Exhibit No. 99 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press Release dated July 19, 2007 announcing Registrant’s results of operations and financial condition for and as of the fiscal periods ended June 30, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP
Date: July 19, 2007
	By:	/s/ Jeffrey T. Benton

Jeffrey T. Benton
President and CEO

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99	Press Release dated July 19, 2007 announcing Registrant’s results of operations and financial condition for and as of the fiscal periods ended June 30, 2007.

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